Filed pursuant to 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Small Cap Value Fund

(formerly AMG Managers Skyline Special Equities Fund)

Supplement dated March 15, 2021 to the Summary Prospectus, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Value Fund (formerly AMG Managers Skyline Special Equities Fund) (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

The Fund is currently seeking shareholder approval of the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to the Fund, and (ii) to approve a “manager-of-managers” structure for the Fund (the “Proposals”).

The Summary Prospectus is amended as follows unless and until such time as shareholders approve the applicable Proposals:

The section titled “Portfolio Management – Subadviser” on page 3 shall read as follows:

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)